UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Arias 3751, 7th Floor, Buenos Aires, Argentina C1430CRG
(Address of Principal Executive Offices) (Zip Code)

011-54-11-4640-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of MercadoLibre, Inc. (the “Company”) was held on June 15, 2018 for the following purposes:

•	to elect the three Class II directors nominated and recommended by the Company’s board of directors, each to serve until the 2021 Annual Meeting of Stockholders or until such time as their respective successors are elected and qualified;
•	to hold an advisory vote on executive compensation; and
•	to ratify the appointment of Deloitte & Co. S.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The number of outstanding shares of the Company’s common stock as of April 19, 2018, the record date for the Annual Meeting, was 44,157,364 shares. 36,343,960 shares of common stock were represented in person or by proxy at the Annual Meeting, which were sufficient to constitute a quorum for the purpose of transacting business at the Annual Meeting.

At the Annual Meeting, the stockholders elected all three Class II director nominees, approved (on an advisory basis) the Company’s executive compensation and ratified the appointment of Deloitte & Co. S.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal One — Election of three Class II Directors:

Nominee for Director	For	Withheld
Nicolás Galperin	32,480,933	815,179
Meyer Malka	32,780,854	515,258
Javier Olivan	32,203,546	1,092,566

In addition, there were 3,047,848 broker non-votes associated with the election of directors.

Proposal Two — Advisory Vote on the Compensation of our Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
32,397,465	682,613	216,034	3,047,848

Proposal Three — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
35,857,153	466,438	20,369	*

*	No broker non-votes arose in connection with Proposal Three, due to the fact that the matter was considered “routine” under New York Stock Exchange rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: June 19, 2018	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer